UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
AMERICAN INTEGRITY INSURANCE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3000 Bayport Drive, Suite 500
Tampa, Florida
(813) 880-7000
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of American
Integrity Insurance Group, Inc. to be held on June 11, 2026 at 10:00 a.m., Eastern Time. The Annual Meeting
will be conducted as a virtual meeting of stockholders by means of a live audio webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location. You will not be able to attend the Annual Meeting in person. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/AII.
Enclosed are the notice of the Annual Meeting and proxy statement, which describe the business that will be acted upon at the Annual Meeting, as well as our 2025 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2025.
Your vote is very important, regardless of the number of shares of common stock you own. To vote your shares of common stock, please refer to the instructions included on the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other nominee or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to follow the instructions provided to you and vote your shares today, even if you plan to attend the virtual meeting.
Thank you for your support of our company. I look forward to speaking with you at the Annual Meeting.

Sincerely,

/s/ Robert Ritchie
Robert Ritchie
Chief Executive Officer and Director

American Integrity Insurance Group, Inc.
3000 Bayport Drive, Suite 500
Tampa, FL 33607
(813) 880-7000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2026
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of American
Integrity Insurance Group, Inc., a Delaware corporation (the “Company”), will be held on June 11, 2026 at 10:00 a.m.,
Eastern Time, by means of a live audio webcast for the following purposes:
(1)Director Election Proposal — To elect one Class I director to serve until the Company’s 2029 annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal;
(2)Auditor Ratification Proposal — To ratify the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
(3)Say-on-Pay Proposal — To approve, on an advisory basis, the compensation of the Company’s named executive officers; and
(4)Say-on-Frequency Proposal — To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.
Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.
Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Company’s Board of Directors (the
“Board”) has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends that you vote “FOR” proposals 1, 2 and 3 and “3 YEARS” for proposal 4 at the Annual Meeting.
The Board has fixed 5:00 p.m., Eastern Time, on April 13, 2026 as the record date for the Annual Meeting (the “Record
Date”). Only holders of shares of the Company’s common stock of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), adjournment(s) or recess(es) of the
Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company during regular business hours for a period of 10 calendar days ending on the day before the Annual Meeting. If you would like to review the list, please contact our Investor Relations department by emailing investors@aii.com.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2026:
As permitted by the “Notice and Access” rules of the Securities and Exchange Commission, we are making this notice and the accompanying proxy statement, proxy card and 2025 Annual Report available to stockholders electronically via the
Internet at the following website: www.proxydocs.com/AII.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.
If your stock is registered in your name, even if you plan to attend the Annual Meeting online, we request that you vote your shares in accordance with the instructions set out in the form of proxy and in the proxy statement to ensure that your stock will be represented at the Annual Meeting.
If your stock is held in the name of a broker, trust, bank or other nominee and you receive these materials through such intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker, trust, bank or other intermediary or contact your broker, trust, bank or other nominee directly in order to obtain a proxy issued to you by your intermediary to attend the Annual Meeting and vote your shares. Failure to do so may result in your stock not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors

/s/ David Clark
David Clark
Chairman of the Board
Tampa, Florida
April 17, 2026
i

3000 Bayport Drive, Suite 500
Tampa, Florida 33607
(813) 880-7000

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 11, 2026

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of American Integrity Insurance
Group, Inc., a Delaware corporation (the “Company”), to be voted at the 2026 Annual Meeting of Stockholders of the
Company (the “Annual Meeting”) to be held on June 11, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment(s), postponement(s) or recess(es) of the
Annual Meeting. The Notice of Internet Availability of Proxy Materials, or this proxy statement (this “Proxy Statement”)
and accompanying form of proxy, Notice of Annual Meeting of Stockholders, and Annual Report for the year ended
December 31, 2025, as applicable, are expected to be first sent or given to stockholders on or about April 17, 2026.
The executive offices of the Company are located at, and the mailing address of the Company is, 3000 Bayport Drive, Suite
500, Tampa, Florida 33607. Unless the context otherwise indicates, references to “American Integrity,” “we,” “our,” “us”
and the “Company” refer to American Integrity Insurance Group, Inc. and its subsidiaries on a consolidated basis following the successful completion of our initial public offering (“IPO”) on May 9, 2025, and prior to the completion of the IPO, refer to American Integrity Insurance Group, LLC and its subsidiaries on a consolidated basis.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
What is a proxy?
A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker, trust, bank or other nominee in order to vote your stock at the Annual Meeting.
What is a proxy statement?
A proxy statement is a document that the regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?
In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to furnish such materials to selected stockholders by providing access to these documents over the Internet. Accordingly, on or about April 17, 2026, we will provide a Notice of Internet Availability of Proxy
Materials (the “Notice”) to selected stockholders of record and beneficial owners. These stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the following matters outlined in the Notice:
(1)to elect one Class I director to serve until the Company’s 2029 annual meeting of stockholders and until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal (the “Director Election Proposal”);
(2)to ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the year ending December 31, 2026 (the “Auditor Ratification Proposal”);
(3)to approve, on an advisory basis, the compensation of the Company’s named executive officers (the “Say-on-
Pay Proposal”);
(4)to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation (the “Say-on-Frequency Proposal”); and
(5)to transact any other business that may properly come before the Annual Meeting or any adjournment(s), postponement(s) or recess(es) thereof.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address, SEC rules allow us to send only one Notice or set of proxy materials, as applicable, to that address, unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice or set of proxy materials in the future, he or she may contact us at American Integrity Insurance Group, Inc., 3000 Bayport Drive, Suite 500, Tampa, Florida 33607,
Attn: Investor Relations or by calling (813) 880-7000 or emailing investors@aii.com. Eligible stockholders of record receiving multiple copies of the Notice or proxy materials, as applicable can request householding by contacting us in the same manner. Stockholders who own shares through a broker, trust, bank or other nominee can request householding by contacting such nominee.
We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice or proxy materials, as applicable to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address, phone number or email set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold stock. Similarly, if you are a stockholder of record and hold stock in a brokerage account, you will receive a proxy card for stock held in your name and a voting instruction card for stock held in “street name.” See “What is the difference between a stockholder of record and a ‘street name’ holder?” below for more information. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your stock is voted.
Why have a virtual meeting?
We have determined to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company. Hosting a virtual meeting enables increased stockholder attendance and participation since stockholders can participate from any location around the world.
What do I need to do to attend the virtual Annual Meeting?
We will be hosting the Annual Meeting online via an audio webcast.
Record Holders: If you were a stockholder of record as of the close of business on April 13, 2026 (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Odyssey Transfer and Trust Company
(“Odyssey”)), you can attend the Annual Meeting. To attend the Annual Meeting, you must register at
www.proxydocs.com/AII. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.
As part of the registration process, you must enter the control number located on your proxy card, voting instruction form or Notice.
Beneficial Owners: If you were a beneficial owner as of the close of business on April 13, 2026 (i.e., you hold your shares in “street name” through an intermediary, such as a broker, trust, bank or other nominee), you must register in advance to attend the Annual Meeting. You will need to provide the registered name on your account and the name of your broker, trust, bank or other nominee as part of the registration process. You will receive instructions from your broker, trust, bank or other nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual
Meeting. If you want to vote electronically at the Annual Meeting, you must register in advance of the Annual Meeting at
www.proxydocs.com/AII. You may be instructed to obtain a legal proxy from your broker, trust, bank or other nominee and to submit a copy in advance of the Annual Meeting. Further instructions will be provided to you by your broker, trust, bank or other nominee as part of your registration process.
On the day of the Annual Meeting, June 11, 2026, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 10:00 a.m. Eastern Time.
Should you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. Please utilize the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide”, as this will have many FAQs as well as a technical support number that can be called before or during the meeting.
How can I ask questions at the Annual Meeting?
Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period after the Annual Meeting, we will respond to appropriate questions submitted by stockholders.
We will answer as many stockholder-submitted questions as time permits, apart from any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references that are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

What is the record date and what does it mean?
The record date determines the stockholders that are entitled to notice of, and to vote at, the Annual Meeting. The record date for the Annual Meeting is 5:00 p.m., Eastern Time, on April 13, 2026 (the “Record Date”). The Record Date was
established by our Board as required by Delaware law. As of the Record Date, 19,581,343 shares of our common stock, excluding shares held by us as treasury stock, were issued and outstanding.
Who is entitled to vote at the Annual Meeting?
Only the holders of common stock at 5:00 p.m., Eastern Time, on the Record Date may vote at the Annual Meeting.
What are the voting rights of the common stockholders?
Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the
Annual Meeting. Neither our amended and restated certificate of incorporation (the “Charter”) nor our amended and restated bylaws (the “Bylaws”) allow for cumulative voting rights.
The presence, in person or by means of remote communication or by proxy, of the holders of a majority of the outstanding capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or a majority in voting interest of the stockholders present in person or by means of remote communication or represented by proxy may adjourn the Annual Meeting until a quorum is present or represented, but no business may be transacted at any adjourned meeting except that which could have been lawfully transacted had the meeting not been adjourned. Pursuant to our
Bylaws, for the purposes of this virtual Annual Meeting, presence “in person” is satisfied by being present online during the audio webcast at www.proxydocs.com/AII.
What is the difference between a stockholder of record and a “street name” holder?
If your stock is registered directly in your name with Odyssey, the Company’s transfer agent, you are considered the stockholder of record with respect to that stock. The Notice or this Proxy Statement and proxy card have been sent directly to you by the Company’s transfer agent.
If your stock is held in a stock brokerage account or by a trust, bank or other nominee, such nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.”
The Notice or this Proxy Statement has been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your stock by using the voting instructions it included in the mailing or by following its instructions for voting.
What is a broker non-vote?
A broker non-vote occurs when a broker holding stock for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your stock with respect to the Director Election Proposal, the Say-on-Pay Proposal or the
Say-on-Frequency Proposal. Your broker does have discretionary authority to vote your stock with respect to the Auditor
Ratification Proposal.

How do I vote my stock?
Record Holders. If you hold your shares in your own name as a holder of record with Odyssey, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the proxy statement, proxy card and 2025 Annual Report, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received a printed copy of the proxy statement, proxy card and 2025 Annual Report, follow the instructions on the proxy card.
By Mail	If you received a printed copy of the proxy statement, proxy card and 2025 Annual Report, complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)
You may also vote in person virtually by attending the meeting through www.proxydocs.com/AII. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your Notice or proxy card.

Beneficial Owners. If you hold your shares through a broker, trust, bank or other nominee (that is, in street name), you will receive instructions from your broker, trust, bank or other nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual
Meeting, you must register in advance at www.proxydocs.com/AII. You may be instructed to obtain a legal proxy from your broker, trust, bank or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you by your broker, trust, bank or other nominee as part of your registration process.
Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.
Who counts the votes?
All votes will be tabulated by Odyssey, the inspector of election appointed for the Annual Meeting, or its substitute. Votes for each proposal will be tabulated separately.
Can I vote my stock online at the Annual Meeting?
Yes. If you are a stockholder of record, you may vote your stock at the virtual meeting by completing a ballot online at the
Annual Meeting at www.proxydocs.com/AII. See “What do I need to do to attend the virtual Annual Meeting?” and “How do I vote my stock?” above for more information.
If you hold your stock in “street name,” you may vote your stock online only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the stock.
Even if you currently plan to attend the Annual Meeting online, we recommend that you also vote your shares as soon as possible so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.
What are my choices when voting?
With respect to the proposals to be acted upon at the Annual Meeting, you may vote as follows:
•Director Election Proposal — “FOR” the director nominee listed in the Director Election Proposal (the
“Director Nominee”), “AGAINST” or “ABSTAIN” from the Director Nominee;
•Auditor Ratification Proposal — “FOR,” “AGAINST” or “ABSTAIN”;
•Say-on-Pay Proposal — “FOR,” “AGAINST” or “ABSTAIN”; and
•Say-on-Frequency Proposal — “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN”.

How does the Board recommend that I vote my stock?
The Board recommends that you vote your stock as follows:
•“FOR” the Director Nominee;
•“FOR” the Auditor Ratification Proposal;
•“FOR” the Say-on-Pay Proposal; and
•“3 YEARS” for the Say-on-Frequency Proposal.
What if I do not specify how I want my stock voted on my proxy card?
If you are a record holder who returns a completed proxy card that does not specify how you want to vote your stock with respect to one or more of the proposals, the proxies designated on the proxy card will vote your stock for each proposal as to which you provide no voting instructions in the following manner:
•“FOR” the Director Nominee;
•“FOR” the Auditor Ratification Proposal;
•“FOR” the Say-on-Pay Proposal; and
•“3 YEARS” for the Say-on-Frequency Proposal.
We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your stock in accordance with applicable law and their judgment.
If you are a “street name” holder and do not provide voting instructions with respect to one or more proposals, your broker, trust, bank or other nominee will be unable to vote your stock with respect to certain proposals. See “What is a broker non-
vote?” above for more information.
Can I change my vote?
Yes. If you are a record holder, you may revoke your proxy by any of the following means:
•attending the Annual Meeting and voting your stock by ballot online at the Annual Meeting;
•completing and submitting a new valid proxy bearing a later date;
•voting by telephone or via the Internet as instructed in your proxy card (only your latest telephone or Internet proxy is counted); or
•giving written notice of revocation to the Company addressed to the Company’s Secretary at the Company’s address above, which notice must be received before noon, Eastern Time, on June 10, 2026.
If you are a “street name” holder, your broker, trust, bank or other nominee should provide instructions explaining how you may change or revoke your voting instructions.
What percentage of the vote is required to approve each proposal?
Assuming the presence of a quorum, a majority of votes cast at the Annual Meeting is required for the election of the
Director Nominee. For purposes of our Bylaws, a “majority of votes cast” means that the number of shares of capital stock of the Company voted “for” a nominee’s election exceeds the number of shares of capital stock of the Company voted
“against” such nominee’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against”
such nominee’s election.
Assuming the presence of a quorum, the Auditor Ratification Proposal, the Say-on-Pay Proposal and the Say-on-Frequency
Proposal each require the affirmative vote of the majority of the shares of capital stock of the Company present in person or by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote on such proposal, voting as a single class, at the Annual Meeting.

How are abstentions and broker non-votes treated?
Abstentions are included in the determination of the number of shares of common stock present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect on the Director Election Proposal. Abstentions will have the same effect as a vote against the Auditor Ratification Proposal, the Say-on-Pay Proposal and the Say-on-
Frequency Proposal.
Broker non-votes will be included in the determination of the number of shares of common stock present at the Annual
Meeting for determining a quorum at the meeting. Broker non-votes will have no effect on the Director Election Proposal, the Say-on-Pay Proposal or the Say-on-Frequency Proposal. Broker non-votes are not applicable to the Auditor Ratification
Proposal because your broker, trust, bank or other nominee has discretionary authority to vote your shares of common stock with respect to such proposal.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual
Meeting?
No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the
Annual Meeting.
What are the solicitation expenses and who pays the cost of this proxy solicitation?
Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.
Is this Proxy Statement the only way that proxies may be solicited?
No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.
Are there any other matters to be acted upon at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the
Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the stock represented by the proxies held by them in accordance with applicable law and their discretion on such matters.
Where can I find voting results?
The Company expects to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Annual Meeting.
Who can help answer my questions?
The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Investor Relations by emailing investors@aii.com.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board has nominated one director, Steven Smathers, for election as a Class I director at the Annual Meeting by the stockholders. Any nominee elected as a Class I director shall be elected to serve a full term of three years until the annual meeting of stockholders in 2029 and until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal.
Classified Board Structure
Our business and affairs are managed under the direction of our Board, which consists of five members. Our Charter provides that, subject to the rights of the holders of preferred stock, the number of directors on our Board shall be fixed exclusively by resolution adopted by a majority of our Board. Our Board is divided into three classes, each serving staggered, three-year terms, subject to the declassification discussed below.
•Our Class I director nominee is Steven Smathers;
•Our Class II directors are Ernest N. Csiszar and Steven B. Mathis; and
•Our Class III directors are Robert Ritchie and David Clark.
Any Class I director elected at the Annual Meeting will be elected for a full term of three years. At the annual meeting of stockholders in 2027, the initial term of office of any Class II directors will expire, and Class II directors will be elected for a full term of three years. At the annual meeting of stockholders in 2028, the initial term of office of any Class III directors will expire, and Class III directors will be elected for a full term of three years. Commencing with the annual meeting of stockholders to be held in 2029, directors succeeding those whose terms are then expired shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the year following the year of their election. The classification of the Board shall fully terminate by the annual meeting of stockholders to be held in 2031 (the “Sunset Date”).
Commencing on the Sunset Date, the classification of the Board will fully terminate, and all directors will be of one class and elected at each annual meeting of stockholders. Notwithstanding the foregoing, each director will hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal.
Should the Director Nominee become unable or unwilling to accept his nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board may nominate or designate. The Director Nominee has expressed an intention to serve the entire term for which election is sought.
Directors and the Director Nominee
The following table sets forth the name, age and position of the directors currently serving on our Board and the Director
Nominee:

Name	Age	Positions
Robert Ritchie	67	Chief Executive Officer and Director
David Clark	54	Chairman of the Board
Steven Smathers	75	Director
Ernest N. Csiszar	75	Director
Steven B. Mathis	58	Director
When considering whether the directors have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in the directors’ individual biographies set forth below.
Robert Ritchie is our Founder. He has served as our Chief Executive Officer and on the Board since the founding of
American Integrity Insurance Group, LLC (“AIIG”) in 2006. He serves in the same positions with our subsidiaries. Mr.
Ritchie has more than 40 years of experience in the insurance industry, leading and building various businesses ranging from startups to large national insurance companies. Mr. Ritchie leveraged his insurance expertise and leadership acumen to establish AIIG following an unprecedented hurricane season in 2004 that resulted in many insurance companies exiting the Florida market. Mr. Ritchie served as Executive Vice President for American Modern Insurance Group (now part of
Munich Re) from 2003 to 2006 and previously as Senior Vice President for GE Insurance Solutions, as part of Employers
Reinsurance Corporation. His previous experience includes leadership positions as Senior Vice President at CNA

Insurance, Regional Vice President at AIG and Regional Vice President at The Home Insurance Company. His early career includes positions with Zurich Insurance. Mr. Ritchie has a Bachelor of Science in Finance from the University of
Evansville. After more than three decades in the insurance industry, Mr. Ritchie brings deep industry experience, knowledge and leadership to the Company.
We believe Mr. Ritchie is qualified to serve as a director of American Integrity due to his extensive leadership experience and expertise within the insurance industry.
David Clark has served as our Chairman since July 2006, and serves as a Managing Director of Sowell Investments
Holding Co., LLC (“Sowell & Co.”), a family office where he has worked since 1999. In this capacity, he has served on the boards of numerous companies including Savantis Solutions LLC from 2014 to present, BEST Engineered Surface
Technologies, LLC from 2018 to present, Ace Aeronautics, LLC from 2015 to 2022, CareCycle Solutions, LLC from 2004 to 2016 and Sergeant’s Pet Care Products Inc from 2008 to 2012. Mr. Clark earned a Bachelor of Business Administration
(Finance) and a Bachelor of Arts (Plan II) from the University of Texas at Austin. After working as a consultant for
McKinsey & Co., Mr. Clark earned a Master of Management from Northwestern University’s J.L. Kellogg School of
Management.
We believe Mr. Clark is qualified to serve as a director of American Integrity due to his extensive leadership experience from serving on multiple boards of directors.
Steven Smathers has served as a director of the Company since May 2025 and a Director of American Integrity Insurance
Company (“AIIC”) since 2006 and serves as a consultant of Sowell & Co., a family office where he has worked since
1991. Mr. Smathers has served as the President and a Director of Perfect IP, LLC, and the same positions with its subsidiaries since 2013. Mr. Smathers has served as a Manager of Catalyst Lab Solutions, LLC since 2017 and served as a
Vice President and Secretary with the company from 2017 to 2021. Mr. Smathers served as the Chairman of the Board and
President of Integrity Wireline, LLC from 2017 to 2023. Mr. Smathers has served as a Managing Director for Eye Corps,
Inc. since 2017. Mr. Smathers has a Bachelor of Science from the Ohio State University and a Doctor of Jurisprudence from the Ohio State University Moritz College of Law.
We believe Mr. Smathers is qualified to serve as a director of American Integrity due to his extensive leadership experience with American Integrity.
Ernest N. Csiszar has served as a Director of the Company since May 2025 and as a Director of AIIC since 2012. Mr.
Csiszar has served on the board of directors of MasTec Inc. since 2006 and Patriot National, Inc. from 2017 to 2018. Mr.
Csiszar served as a Director of the property and casualty insurers, Guarantee Insurance Group, Inc. and Ashmere Insurance
Group, Inc., from 2011 to 2016 and 2016 to 2017, respectively. Mr. Csiszar served as Chief Executive Officer of the property and casualty insurance carrier, Seibels Bruce Group, Inc., from 1993 to 1998. Mr. Csiszar also served as the Chief
Executive Officer of the Property and Casualty Insurers Association of America from 2004 to 2006. Mr. Csiszar served as
Director of Insurance for the State of South Carolina from 1999 to 2004. Mr. Csiszar served as the President of the NAIC in 2004. Mr. Csiszar continues to be active in the insurance industry as a consultant and as an expert witness in a variety of property and casualty and life insurance cases. Mr. Csiszar holds a Bachelor of Arts degree in Mathematics and in
Philosophy and a LL.B. in law and jurisprudence from the University of Windsor.
We believe Mr. Csiszar is qualified to serve as a director of American Integrity due to his leadership experience serving on multiple boards of directors and his expertise in the insurance industry from leadership positions as regulator and with other insurance carriers.
Steven B. Mathis has served as a Director of the Company since May 2025 and as a Director of AIIC since 2023 and has worked in property casualty finance and accounting for his entire career of more than 35 years. Mr. Mathis has served as
Partner, Owner and Chief Financial Officer of Colonial Consulting Group, Inc., which provides financial consulting services to the insurance industry as well as tax consulting to the healthcare industry, since 2008. Mr. Mathis served as the
Vice President – Planning & Treasurer for American Safety Insurance Holdings, Ltd. and American Safety Insurance
Services, Inc. from 2005 to 2007 and as Chief Financial Officer and Treasurer from 1998 to 2005 where he was responsible for financial and treasury functions that included three property and casualty insurance companies, a reinsurance company and real estate development subsidiaries. Mr. Mathis also served as the Controller for American Safety Insurance Services,
Inc. from 1992 to 1998 where he was responsible for the coordination of financial reporting. Mr. Mathis holds a Bachelor of Business Administration from the University of Georgia.

We believe Mr. Mathis is qualified to serve as a director of American Integrity due to his extensive experience in the property and casualty insurance industry and his expertise over financial reporting and public company oversight.
Arrangements and Family Relationships
The Director Nominee is currently serving on our Board. There are no arrangements or understandings between any director or officer, as applicable, and any other person pursuant to which he was selected as a director or an officer, as applicable, of the Company.
Robert Ritchie, our Chief Executive Officer and a director, is the father of Jon Ritchie, our President. There are no other familial relationships among our directors or executive officers.
Vote Required
To be elected as a director, the Director Nominee must receive a majority of the votes cast, assuming a quorum is present.
For purposes of our Bylaws, a “majority of votes cast” means that the number of shares of capital stock of the Company voted “for” a nominee’s election exceeds the number of shares of capital stock of the Company voted “against” such nominee’s election, with abstentions and broker non-votes not counted as votes cast either “for” or “against” such nominee’s election.

The Board recommends that you vote “FOR” the Director Nominee.

CORPORATE GOVERNANCE
American Integrity Insurance Group, Inc., with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.
Meetings of the Board of Directors
The Board held four meetings and acted five times by unanimous written consent during the 2025 fiscal year. During 2025, each director attended 75% or more of the aggregate number of meetings held by the Board and the committees of the
Board on which such director served, if any, during the period for which such person served as a director. We have not adopted a formal policy regarding director attendance at our annual stockholder meetings; however, we encourage members of the Board to attend such meetings. The independent directors hold executive sessions at every regularly scheduled Board meeting and every regularly scheduled meeting of the audit committee of the Board (the “Audit
Committee”). The other committees hold executive sessions from time to time, as deemed appropriate by the applicable committee. Each executive session is chaired by a director (at Board meetings) or the committee chairperson (at committee meetings), each of whom is an independent director. A copy of our Corporate Governance Guidelines is available on our website at investor.aii.com.
Committees of the Board of Directors
Our Board’s committees include the Audit Committee, the compensation committee (the “Compensation Committee”) and the Nominating and Corporate Governance Committee (the “Nominating Committee”), and we may have such other committees as the Board shall determine from time to time. Each of the standing committees of the Board has the composition and responsibilities described below.
Audit Committee
We have established an Audit Committee consisting of Steven B. Mathis (Chair), Ernest N. Csiszar and Steven Smathers,
each of whom is independent under SEC rules and the listing standards of the New York Stock Exchange (“NYSE”). Our
Audit Committee consists solely of independent directors in accordance with the NYSE listing rules and Rule 10A-3 of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board has determined that each of Steven B.
Mathis and Ernest N. Csiszar satisfy the definition of “audit committee financial expert” as defined under the applicable
SEC rules and further determined that each of Mr. Mathis and Mr. Csiszar has accounting or related financial management expertise as required under the applicable NYSE rules. Our Board has also determined that each member of our Audit
Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of each member’s current and prior employment.
Our Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to our Board, including the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, the performance of our independent accountants and our accounting practices. In addition, the Audit
Committee oversees our compliance programs relating to legal and regulatory requirements and is responsible for the review and approval of related party transactions. We have adopted an audit committee charter defining the Audit
Committee’s primary duties in a manner consistent with the rules of the SEC and applicable stock exchange or market standards.
The functions of the Audit Committee include but are not limited to:
•appointing, determining compensation, retaining and overseeing the pre-approval services provided by, the
Company’s independent registered public accounting firm engaged to prepare and issue an audit report and performing other audit, review or attestation services covering the consolidated financial statements of the
Company;
•determining the funding and, when appropriate, terminating the Company’s independent registered public accounting firm;

•evaluating, at least annually, the Company’s independent registered public accounting firm’s qualifications, performance, fees and independence;
•making available sufficient funds to the Company’s management and the Audit Committee chair for the purpose of engaging the Company’s independent registered public accounting firm to perform special projects or other tasks that are outside of the normal scope of the general engagement letter;
•reviewing, at least annually, a report from the Company’s independent registered public accounting firm relating to the firm’s independence and quality of its internal controls;
•monitoring the rotation of the lead partner and concurring and reviewing partners by the Company’s independent registered public accounting firm with applicable regulations of the SEC;
•overseeing the Company’s hiring policies regarding the hiring of current or former employees of the Company’s independent registered public accounting firm;
•reviewing the plan and scope of the Company’s independent registered public accounting firm’s proposed annual financial audit and quarterly reviews;
•reviewing the results of the annual financial audit and limited quarterly reviews of the Company’s financial statements, significant findings thereof and any other matters required to be communicated by the Company’s independent registered public accounting firm under generally accepted accounting principles in the United States
(“GAAP”);
•meeting to review and discuss, in consultation with the Company’s management and the Company’s independent registered public accounting firm, the Company’s annual and quarterly financial statements, the Company’s independent registered public accounting firm’s report, management’s report on internal control over financial reporting, and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition
and Results of Operations in the Company’s filings with the SEC;
•reviewing and discussing earnings releases with the Company’s management and the Company’s independent registered public accounting firm prior to issuance;
•discussing guidelines and policies to govern the process by which risk assessment and risk management is undertaken by the Company’s management; and
•periodically reviewing and assessing with the Company’s management and the Company’s independent registered public accounting firm the adequacy of the Company’s internal control systems, the Company’s policies on compliance with laws and regulations and the methods and procedures for monitoring compliance with such policies, and recommending improvements of such controls, policies, methods and procedures.
Pursuant to the charter of the Audit Committee, the Audit Committee has the authority to form and delegate authority to subcommittees of one or more of its members when appropriate, provided that decisions of each subcommittee shall be presented to the full Audit Committee at its next scheduled meeting. A copy of the Audit Committee’s charter is available on our website at investor.aii.com. The Audit Committee held four meetings during the 2025 fiscal year.
Compensation Committee
We have established a Compensation Committee consisting of Steven Smathers (Chair) and Steven B. Mathis, each of whom is independent under the NYSE listing standards. Our Compensation Committee consists solely of independent directors in accordance with the NYSE listing rules. The Compensation Committee establishes salaries, incentives and other forms of compensation for officers and other employees and will administer our incentive compensation and benefit plans. We adopted a compensation committee charter defining the Compensation Committee’s primary duties in a manner consistent with the rules of the SEC and the listing standards of the NYSE.
The functions of the Compensation Committee include but are not limited to:
•reviewing the competitiveness of the Company’s executive compensation programs to ensure (i) the attraction and retention of executives, (ii) the motivation of executives to achieve the Company’s business objectives and (iii)
the alignment of the interests of key leadership with the long-term interests of the Company’s stockholders;
•reviewing and approving annually the corporate goals and objectives applicable to the compensation of the
Company’s Chief Executive Officer, evaluating on an annual basis the Chief Executive Officer’s performance in light of such goals and objectives and determining, or recommending to the Board for determination, such Chief
Executive Officer’s compensation level based on this evaluation;
•making recommendations to the Board regarding the compensation of all other executive officers of the Company;
•reviewing and discussing with the Board and executive officers plans for executive officer development and corporate succession plans for the Chief Executive Officer and other executive officers;
•approving all equity-related awards to all persons who are members of the Board and/or an executive officer of the
Company;
•discharging the responsibilities of the Board with respect to the Company’s incentive compensation plans for executive officers and equity-based plans;
•administering the Company’s incentive compensation plans and equity-based plans;
•making recommendations to the Board with respect to incentive compensation plans and equity-based plans and reviewing the proposed terms of any amendments to such plans or any new plans;
•overseeing regulatory compliance with respect to compensation matters, in consultation with management;
•reviewing and approving any employment, compensation benefit, severance or other termination arrangements or plans for any current or former executive officer of the Company;
•reviewing and discussing with management and assessing the relationship between the Company’s policies and practices for compensation, risk-taking, incentives and risk management;
•reviewing and recommending to the Board for approval the frequency with which the Company will conduct stockholder advisory votes on executive compensation; and
•reviewing director compensation for service on the Board and committees of the Board.
During the 2025 fiscal year, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant to provide input, analysis and advice about our compensation programs for executives and non-employee directors, including compensation philosophy and design, peer group data, competitive positioning and equity compensation practices. The Compensation Committee selected Meridian as its independent compensation consultant based on, among other things, Meridian’s reputation and substantial insight and experience with executive compensation programs in our industry. Meridian was retained by, and reports directly to, the Compensation
Committee and performs services solely in support of the Compensation Committee. After reviewing and considering the factors set out by the applicable rules and regulations of the SEC and NYSE regarding the independence of compensation advisors, the Compensation Committee determined that Meridian is independent and its work in 2025 did not raise any conflicts of interest.
Pursuant to the Compensation Committee charter, the Compensation Committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. A copy of the Compensation
Committee’s charter is available on our website at investor.aii.com. The Compensation Committee held one meeting and acted by unanimous written consent three times during the 2025 fiscal year.
Nominating and Corporate Governance Committee
We have established a Nominating Committee consisting of Ernest N. Csiszar (Chair) and Steven Smathers, each of whom is independent under the NYSE listing standards. As required by the NYSE listing standards, the Nominating Committee consists solely of independent directors. The Nominating Committee identifies, evaluates and recommends qualified nominees to serve on our Board; develops and oversees our internal corporate governance processes; and maintains a management succession plan. We adopted a nominating and corporate governance committee charter defining the
Nominating Committee’s primary duties in a manner consistent with the rules of the SEC and the listing standards of the
NYSE.
The functions of the Nominating Committee include but are not limited to:
•evaluating the qualifications of each candidate for election to the Board against the criteria for membership of the
Board established from time to time by the Board, taking into account the composition of the Board as a whole;
•establishing policies regarding consideration of director candidates recommended by the Company’s stockholders and procedures to be followed by stockholders that desire to submit such a recommendation;

•identifying and recommending to the Board new persons qualified to be nominated for election as directors;
•recommending to the Board the nominees for election to the Board prior to each annual meeting of stockholders of the Company;
•annually reviewing the committee structure of the Board and composition and recommending to the Board the membership of each committee; and
•developing and overseeing a process for an annual evaluation of the performance of the Board and management and overseeing the conduct of this annual evaluation.
Pursuant to the Nominating Committee charter, the Nominating Committee has the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Nominating Committee. In addition, the Nominating Committee has unrestricted access to and assistance from our officers, employees and independent auditors and the authority to employ experts, consultants and professionals to assist with performance of their duties. A copy of the Nominating Committee’s charter is available on our website at investor.aii.com. The Nominating Committee did not hold a meeting and acted by unanimous written consent one time during the 2025 fiscal year.
Director Nominations
Our Nominating Committee is responsible for, among other things, assisting our Board in identifying qualified candidates to be recommended as director nominees and appointed to stand for election at each annual meeting of stockholders. The
Nominating Committee may consider candidates proposed by a consultant, an executive officer, by any director or by any stockholder, in accordance with procedures established by the Nominating Committee from time to time. Stockholder recommendations provided to the Company’s Secretary and received in accordance with the advance notice provisions in our Bylaws will be considered and evaluated by the Nominating Committee in the same manner as candidates recommended from other sources. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Secretary at American Integrity Insurance Group, Inc., 3000 Bayport Drive, Suite 500, Tampa,
Florida 33607. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” included herein.
Stockholder recommendations provided to the Secretary and received in accordance with the advance notice provisions in our Bylaws will be considered and evaluated by the Nominating Committee in the same manner as candidates recommended from other sources.
The Nominating Committee does not have any specific minimum qualifications that director nominees must have in order to be considered to serve on the Board. However, when considering whether director nominees have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board may consider, among other factors, the potential nominee’s reputation, integrity, independence from the Company, skills and business, government or other professional acumen, bearing in mind the composition of the Board and the current state of the Company and the industry generally. The Board may also consider the number of other public companies for which the person serves as director and the availability of the person’s time and commitment to the Company. In the case of current directors being considered for re-nomination, the Board will also consider the director’s tenure as a member of the Board, the director’s history of attendance at meetings of the Board and the director’s preparation for and participation in such meetings. The Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our financial condition and results of operations and our relative standing in relation to our competitors. In identifying director nominees for recommendation to the Board, the Nominating Committee will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.
Under the Company’s Corporate Governance Guidelines, directors should not serve on more than four publicly traded company boards (including the Board). Further, if a director actively serves as an executive officer (other than on an interim basis) of a publicly traded company, that director should not serve on more than two public company boards
(including the Board). In addition, if a director serves on our Audit Committee, that director should not serve on the audit committee of more than three public companies (including the Audit Committee). If a director serves on the board of a public company for which he or she also serves as an executive and, as part of such director’s executive responsibilities, he or she also serves on the board of any subsidiary or affiliate of such public company, the Nominating Committee will consider all such service as one board.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.
Involvement in Certain Legal Proceedings
There have been no material legal proceedings that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers or in which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us.
Board Leadership Structure and Role in Risk Oversight
We do not currently have a lead independent director (“Lead Director”). We have elected not to have a Lead Director because we do not believe one has been necessary or that it is cost efficient for a company of our size, and we do not expect to establish a Lead Director in the foreseeable future.
If a Lead Director is appointed, our Corporate Governance Guidelines provide that the Lead Director will represent and coordinate the activities of the non-management and independent directors and help ensure the independence of the Board from management. The Lead Director will convene sessions of the non-management and independent directors. The principal responsibilities of the Lead Director will be to chair the executive sessions of the non-management and independent directors, to facilitate communication among the non-management and independent directors, and to act as a liaison between the non-management and independent directors and the Chief Executive Officer. The Lead Director may
also perform such other roles and responsibilities as may be assigned by the full Board.
Our Board is primarily responsible for overseeing the Company’s risk management processes. This oversight function is conducted primarily through committees of our Board, but the full Board retains responsibility for general oversight of risks. The Audit Committee is charged with oversight of our system of internal controls and risks relating to financial reporting, legal, regulatory and accounting compliance. Our Board continues to satisfy its oversight responsibility through full reports from the Audit Committee chair regarding the Audit Committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our Company. The Board receives periodic reports from management concerning the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company, including risks related to cybersecurity, the Company’s general risk management strategy and whether any of our compensation policies and practices create risks to our risk management practices or provide incentives to our executives and other employees to take risks that are reasonably likely to have a material adverse effect on us. While the Board oversees the Company’s risk management, the Company’s management is responsible for day-to-day risk management processes.
Director Independence
Our Board relies on the criteria set forth in the NYSE Listed Company Manual for purposes of evaluating the independence of directors. Based on such criteria, our Board reviewed the independence of our directors and considered whether any director has a relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out that director’s responsibilities. Our Board has affirmatively determined that Messrs. Csiszar, Mathis and
Smathers are each an “independent director,” as defined under the NYSE listing rules, and our Board consists of a majority of independent directors in accordance with the NYSE listing rules. In making these determinations, our Board considered the current and prior relationships that each director has with us and all other facts and circumstances our Board deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each director, and the transactions involving them set forth under “Certain Relationships and Related Party Transactions” included herein.
Certain Relationships and Related Party Transactions
Management Services Agreement
AIIG previously entered into a management services agreement with Sowell & Co., pursuant to which Sowell & Co.
agreed to provide personnel to manage and conduct certain operational, technical and administrative services. The management fee was approximately $796,875 per year and was paid monthly. The management fee for both 2024 and 2023 was $796,875. We terminated the agreement upon consummation of our IPO in May 2025 in exchange for a payment of
$3.0 million.
Registration Rights Agreement
We entered into a Registration Rights Agreement with Sowell & Co. and Robert Ritchie in connection with our IPO (the
“Registration Rights Agreement”). The Registration Rights Agreement provides Sowell & Co. and Robert Ritchie with certain “demand” registration rights whereby, Sowell & Co. and Robert Ritchie can require us to register the offer and sale of shares of common stock under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Rights
Agreement also provides for customary “piggyback” registration rights for Sowell & Co. and Robert Ritchie.
Director and Officer Indemnification and Insurance
We entered into separate indemnification agreements with each of our directors and executive officers, respectively, pursuant to which we have agreed to indemnify such persons against any liability, damage, cost or expense incurred in connection with the defense of any action, suit or proceeding to which such persons are a party to the extent permitted by applicable law, subject to certain exceptions. We also purchased and maintain directors’ and officers’ liability insurance.
Policies and Procedures for Approval of Related Party Transactions
Since we are a smaller reporting company, a “Related Party Transaction” is a transaction in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any Related Person had, has or will have a direct or indirect material interest. A “Related Person”
means:
•any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors or director nominees;
•any person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-
law of a director, executive officer or a beneficial owner of more than 5% of our outstanding common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our outstanding common stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
Our Board has adopted a written Related Party Transactions policy. Pursuant to this policy, the Audit Committee is expected to review all material facts of all Related Party Transactions and either approve or disapprove entry into the
Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, the Audit Committee shall: (i) satisfy itself that it has been fully informed as to the Related
Person’s relationship and interest and as to the material facts of the proposed Related Party Transaction or the proposed material amendment to such transaction and (ii) determine that the Related Party Transaction or material amendment thereto is fair to the Company. Further, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.
Code of Business Conduct and Ethics
Our Board adopted a code of business conduct and ethics (the “Code of Conduct”) applicable to our employees, directors and officers, including our Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer and other principal executive and senior officers responsible for financial reporting, in accordance with applicable United States federal securities laws and the corporate governance rules of the NYSE. The Code of Conduct addresses, among other things, record retention, conflicts of interest, business opportunities, gifts or favors, proprietary information and disciplinary measures. Any waiver of this Code of Conduct may be made only by our Board and will be promptly disclosed as required by applicable United States federal securities laws and the corporate governance rules of the NYSE. Our Code of Conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K. The Code of Conduct is available on our website at investor.aii.com. We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website at the foregoing website address.
Insider Trading Policy; Prohibition on Hedging and Pledging
We have an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale and disposition of our securities by our directors, officers, employees and sales personnel, agents, consultants and contractors of the Company who receive material non-public information of the Company (collectively, “Covered Persons”). The Insider Trading
Policy also applies to family members (including spouse, children, a child away at college, stepchildren, grandchildren, parents, stepparents, grandparents, siblings and in-laws) who reside with Covered Persons, other family members who do not live in the Covered Person’s household but whose transactions in Company securities the Covered Person directs, controls or provides recommendations, and non-family members who live in the Covered Person’s household (collectively,
“Family Members”). Our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable NYSE listing standards. While the Company is not subject to the Insider Trading
Policy, the Company does not trade in its securities when it is in possession of material non-public information other than pursuant to previously adopted Rule 10b5-1 trading plans. Our Insider Trading Policy also prohibits Covered Persons and
Family Members from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the
Company’s securities as collateral for a loan.
Equity Award Timing Policy
We do not currently grant awards of stock options, stock appreciation rights, or similar option-like instruments.
Accordingly, we have no specific policy or practice on the timing of such awards in relation to the disclosure of material non-public information by the Company. If in the future we determine to grant new awards of options, stock appreciation rights, or similar option-like instruments, we will establish a policy regarding the timing of such awards in relation to the disclosure of material non-public information, and the Board and/or Compensation Committee will evaluate the appropriate steps to take in relation to the foregoing.
Compensation Recovery Policy
We have a compensation recovery policy, which provides, among other things, that in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under federal securities laws, the Company shall recover from current and former executive officers a portion or all, as applicable, of any incentive-based compensation that is erroneously awarded to such individuals.
Communications with the Board of Directors
Any stockholder or other interested party who desires to communicate with the Board, a committee of the Board, the non-
management/independent directors or any other individual director may do so by addressing correspondence in writing to the Board member, members or committee, as applicable, Attention: Secretary, 3000 Bayport Drive, Suite 500, Tampa,
Florida 33607. Our Chief Executive Officer will review and forward correspondence to the appropriate person or persons.
The Board has requested that certain items that are unrelated to its duties and responsibilities be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.
The Secretary will not forward any communication determined in his good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable. Each communication subject to this policy that was not forwarded because it was determined by the Secretary to be frivolous is retained in our files and made available at the request of any member of the Board to whom such communication was addressed.

DIRECTOR COMPENSATION
The following table presents the total compensation paid to each of our non-employee directors who served on our Board during the fiscal year ended December 31, 2025. The compensation paid to Robert Ritchie, our Chief Executive Officer and a director, and David Clark, our Chairman, is reported in “Executive Compensation — Summary Compensation Table”
below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(4)	All Other Compensation ($)	Total ($)
Ernest N. Csiszar	56,863⁽¹⁾	48,842	—	105,705
Steven B. Mathis	57,325⁽²⁾	48,842	—	106,167
Steven Smathers	57,678⁽³⁾	48,842	—	106,520
(1)The amount reflects the (i) cash retainer for service on the Board from our IPO in May 2025 to December 31,
2025, (ii) service as the Audit Committee chair from July 1, 2025 to July 31, 2025 and (iii) service as the
Nominating Committee chair from July 31, 2025 to December 31, 2025.
(2)The amount reflects the (i) cash retainer for service on the Board from our IPO in May 2025 to December 31,
2025 and (ii) service as the Audit Committee chair from July 31, 2025 to December 31, 2025.
(3)The amount reflects the (i) cash retainer for service on the Board from our IPO in May 2025 to December 31,
2025, (ii) service as the Compensation Committee chair from July 1, 2025 to December 31, 2025 and (iii) service as the Nominating Committee chair from July 1, 2025 to July 31, 2025.
(4)The amounts reported in this column do not reflect the actual economic value realized by our non-employee directors. Rather, in accordance with SEC rules, this column represents the aggregate grant date fair value of shares or shares underlying stock awards, calculated based on the closing price of our common stock on the date of the grant in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic
718 (“ASC 718”), with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2 – “Significant Accounting Policies” in the
audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, filed with the
SEC on February 26, 2026.
Messrs. Csiszar, Mathis and Smathers received $22,500, $25,000 and $26,290, respectively, in cash compensation paid for monthly service on AIIC’s audit committee in 2025 prior to our IPO. Except for the foregoing, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the other non-
employee members of our Board of Directors in fiscal 2025 prior to the IPO.
Non-Employee Director Compensation Policy
We maintain the American Integrity Insurance Group Non-Employee Director Compensation Policy (the “Director
Compensation Policy”), which provides for cash and equity compensation to each of our non-employee directors for service as directors and on committees in order to attract and retain qualified individuals to serve as non-employee directors of the Company and to provide non-employee directors with a proprietary interest in the Company. Pursuant to the Director
Compensation Policy, our non-employee directors are entitled to receive (i) an annual Board retainer equal to a total of
$75,000, payable in cash in four equal quarterly installments following the end of each fiscal quarter of the Company, (ii)
an annual committee chair retainer of $20,000 for the Audit Committee chair, $15,000 for the Compensation Committee chair and $15,000 for the Nominating Committee chair, each payable in cash in four equal quarterly installments following the end of each fiscal quarter and (iii) an annual restricted stock award having an aggregate fair market value of $60,000 with the number of shares of restricted stock granted each quarter being determined by dividing one-fourth of the aggregate annual award value by the average of the closing prices for the common stock over the 20-day-trading period ending on the last trading day immediately preceding the applicable Grant Date (as defined in the Director Compensation Policy), payable in four equal quarterly installments on the final trading day of each fiscal quarter of the Company. The Director
Compensation Policy provides that directors may elect to receive their annual Board retainer and annual committee chair retainer provided in clauses (i) and (ii) above in equity instead of cash.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of April 13,
2026 for:
•each person known by us to beneficially own more than 5% of our common stock;
•each of our directors;
•each of our named executive officers with respect to the year ended December 31, 2025; and
•all of our executive officers and directors as a group.
The percentage of shares held by each stockholder is determined based on 19,581,343 shares of our common stock outstanding as of April 13, 2026.
The amounts and percentages of common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of April 13, 2026, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities. Unless otherwise indicated, all common stock is owned directly, the beneficial owners listed in the table below possess sole voting and investment power with respect to the common stock indicated and the address for each beneficial owner is 3000 Bayport Drive, Suite 500, Tampa, Florida.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Sowell Investments Holding Co., LLC(2)	4,473,824	22.8%
Boston Partners(3)	1,189,292	6.1%
Directors and Named Executive Officers
Robert Ritchie	2,402,368	12.3%
David Clark(4)	464,588	2.4%
Jon Ritchie	161,612	*
Ben Lurie	80,024	*
Steven Smathers	174,927	*
Ernest N. Csiszar	3,126	*
Steven B. Mathis	3,126	*
All Executive Officers and Directors as a Group (7 persons)	3,209,747	16.4%
* Less than 1%
(1)For purposes of computing the percentage of outstanding shares of the common stock held by each person or group of persons named above, any shares of common stock that such person or persons has the right to acquire within 60 days of the date of April 13, 2026 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)James E. Sowell is the Sole Manager of Sowell Investments Holding Co., LLC and may be deemed to beneficially own the shares of common stock held by Sowell Investments Holding Co., LLC. The business address for Sowell
Investments Holding Co., LLC is 1601 Elm Street, Ste. 3500, Dallas, TX 75201.
(3)Based solely on information contained in a Schedule 13G/A filed on January 16, 2026. Boston Partners has sole voting power over 1,189,292 shares and sole dispositive power over 1,189,292 shares and does not have shared voting or shared dispositive power over any shares. The address for Boston Partners is One Beacon Street, 30th
Floor, Boston, MA 02108.
(4)Includes 461,463 shares of common stock held by the David and Kimberly Clark 2016 Irrevocable Trust. David
Clark is the Trustee of the David and Kimberly Clark 2016 Irrevocable Trust and may be deemed to beneficially own the shares of common stock held by the David and Kimberly Clark 2016 Irrevocable Trust.
There are no arrangements currently known to us, the operation of which may at a subsequent date result in a change of control of the Company.

EXECUTIVE OFFICERS
Below is information regarding each of our current executive officers. Executive officers are appointed by the Board to serve at the discretion of the Board until their successor is appointed, or until their earlier death, resignation or removal.

Name	Age	Position
Robert Ritchie	67	Chief Executive Officer and Director
David Clark	54	Chairman of the Board
Jon Ritchie	41	President
Brian Foley	35	Chief Financial Officer, Secretary and Treasurer
Robert Ritchie serves as our Chief Executive Officer. His business experience is discussed above in “Proposal 1: Election of Directors.”
David Clark serves as our Chairman. His business experience is discussed above in “Proposal 1: Election of Directors.”
Jon Ritchie has served as our President since November 2024 and in the same position with our subsidiaries with a wide range of experience, and previously served as Chief Operating Officer of AIIG from 2019 to November 2024. Through his leadership roles with the Company, Mr. Ritchie has experience in marketing, risk management, products, actuarial, IT, underwriting and special project departments. Mr. Ritchie has been with the Company since 2009 serving as Executive
Vice President of Operations, Senior Vice President of Corporate and Business Development, Data Operations Director,
Financial Analyst, Marketing Specialist and Product Analyst. Mr. Ritchie has a Bachelor of Science in Finance from
DePaul University and a Master of Business Administration in Finance from the Indiana University Kelley School of
Business.
Brian Foley has served as our Chief Financial Officer, Secretary and Treasurer and in the same positions with our subsidiaries since April 2026. Mr. Foley served for more than 10 years at Keefe, Bruyette & Woods, Inc., A Stifel
Company, in a variety of roles where he was responsible for public and private capital raising, mergers and acquisitions, and other investment banking services for the insurance and financial services industry, including serving as a director from
March 2024 to April 2026 and a vice president from March 2021 to March 2024. Mr. Foley also served as an associate and analyst for Balyasny Asset Management L.P. from July 2019 to March 2021 where he invested in public equity securities of property and casualty insurance companies. From March 2014 to July 2019, Mr. Foley served as an analyst and associate at Keefe, Bruyette & Woods, Inc., A Stifel Company, working on the same types of assignments with insurance clients as his most recent stint with the company. Mr. Foley also served as an associate at PwC in its assurance practice from September 2012 to March 2014. Mr. Foley has a Bachelor of Science in Accounting and Finance from the University of Delaware.

EXECUTIVE COMPENSATION
The following discussion provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” and “emerging growth companies” under SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the
Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.
Overview
The compensation program for our executive officers, as presented in the Summary Compensation Table below, is administered by our Compensation Committee. The intent of our compensation program is to align our executives’
interests with those of our stockholders, while providing reasonable and competitive compensation.
The purpose of this executive compensation discussion is to provide information about the material elements of compensation that we pay or award to, or that is earned by (i) the individuals who served as our principal executive officers during fiscal year 2025; (ii) our two most highly compensated executive officers, other than the individuals who served as our principal executive officers, who were serving as executive officers, as determined in accordance with the rules and regulations promulgated by the SEC, as of December 31, 2025, with compensation during fiscal year 2025 of $100,000 or more; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to clause (ii) but for the fact that such individuals were not serving as executive officers on December 31, 2025. We refer to these individuals as our “named executive officers.” For 2025, our named executive officers and the positions in which they served are listed below:
•Robert Ritchie, our Chief Executive Officer;
•Jon Ritchie, our President;
•Ben Lurie, our former Chief Financial Officer; and
•David Clark, our Chairman.
Summary Compensation Table
The following table and the accompanying notes provide summary information regarding the compensation of our named executive officers for each of the last two fiscal years.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Nonequity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)

Robert Ritchie	2025	866,667	—	459,125	2,497,500	—	3,823,292
Chief Executive Officer	2024	750,000	1,125,000	—	—	—	1,875,000

Jon Ritchie	2025	700,000	—	4,402,078	1,005,000	12,000⁽⁵⁾	6,119,078
President	2024	600,000	767,500	—	—	12,000⁽⁵⁾	1,379,500

Ben Lurie(6)	2025	425,000	—	2,152,708	801,000	176,611⁽⁷⁾	3,555,319
Chief Financial Officer

David Clark	2025	587,500	—	193,313	1,005,000	—	1,785,813
Chairman	2024	402,604	843,750	—	—	—	1,246,354

(1)Represents the amount of base salary actually earned by the named executive officer. For additional information concerning our named executive officer’s base salaries, see “Narrative Disclosure to Summary Compensation
Table” below.
(2)Represents cash bonuses earned in the respective years. For 2024, the amounts reflect distributions approved by the Board earned by each named executive officer in the fiscal year ended December 31, 2024. For additional information concerning the bonuses paid to our named executive officers, including information regarding when such bonuses were paid, see “Narrative Disclosure to Summary Compensation Table” below.
(3)The amounts reported in this column do not reflect the actual economic value realized by our named executive officers. Rather, in accordance with SEC rules, this column represents the aggregate grant date fair value of shares or shares underlying awards of time-based restricted stock units (“RSUs”) granted pursuant to the American
Integrity 2025 Long-Term Incentive Plan (the “LTIP”) and stand-alone awards of restricted stock, calculated, with respect to the RSUs, based on the closing price of our common stock on the date of grant in accordance with ASC
718, and, with respect to the awards of restricted stock, based on the IPO price of $16.00 per share, with the exception that the amounts shown assume no forfeitures. A discussion of the assumptions used in the calculation of the amounts is included in Note 2 – “Significant Accounting Policies” in the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K, filed with the SEC on February 26, 2026.
(4)Represents annual cash incentive bonuses paid to each named executive officer, which each named executive officer is entitled to pursuant to his respective Post-IPO Employment Agreement (as defined below) determined based on Company financial metrics and thresholds set by our Compensation Committee. For additional detail on the financial metrics and thresholds, see “Narrative Disclosure to Summary Compensation Table” below.
(5)Amount reported reflects an auto allowance of $12,000.
(6)Information for the 2024 fiscal year is not included because Mr. Lurie was not a named executive officer during the 2024 fiscal year.
(7)Amount reported reflects (i) $153,450 of rent for a townhome near the Company’s headquarters in Tampa,
Florida, which was provided for the benefit of the Company and (ii) auto lease payments of $23,161.
Narrative Disclosure to Summary Compensation Table
Base Salaries
Each of our named executive officers receives an annual base salary to compensate such named executive officer for services rendered to us. The annual base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Pursuant to their respective Post-IPO Employment Agreements, Robert Ritchie, Jon Ritchie, Ben Lurie and David Clark, are entitled to receive an annual base salary of $925,000, $750,000, $450,000 and $750,000, respectively. Pursuant to their pre-IPO employment agreements, Robert Ritchie and Jon Ritchie were entitled to base salaries of $750,000 and $600,000, respectively, and David Clark earned $402,604 in base salary in 2024.
Equity Compensation
In connection with our IPO, on May 7, 2025, we made grants of stand-alone, fully vested restricted stock outside of the
LTIP to certain of our employees and named executive officers, including Jon Ritchie who received 260,027 shares of common stock (157,706 shares of common stock, net, after giving effect to estimated tax withholdings) pursuant to such award and Ben Lurie who received 130,013 shares of common stock (78,852 shares of common stock, net, after giving effect to estimated tax withholdings) pursuant to such award.
On December 4, 2025, the Compensation Committee granted (i) 22,266 RSUs to Robert Ritchie, (ii) 11,719 RSUs to Jon
Ritchie, (iii) 9,375 RSUs to David Clark, and (iv) 3,516 RSUs to Ben Lurie. The RSUs were granted pursuant to the LTIP and the Company’s standard award agreements thereunder. The preceding RSUs vest in three equal annual installments on each of May 7, 2026, 2027 and 2028, subject to such individual’s continued employment through the applicable vesting date. See “Lurie Consulting Transition” below for more information regarding the potential vesting terms of Ben Lurie’s
RSUs.
Prior to our IPO, we did not maintain an equity incentive plan for our named executive officers, and during the year ended
December 31, 2024, we did not grant any equity or equity-based awards to our named executive officers.

Post-IPO Employment Agreements
In connection with our IPO, we entered into new employment agreements with each of Robert Ritchie and Jon Ritchie (see
“Pre-IPO Employment Agreements” below), and we also entered into employment agreements with Ben Lurie and David
Clark, who did not previously have such agreements with us (collectively, the “Post-IPO Employment Agreements”), each of which became effective as of May 7, 2025. Each Post-IPO Employment Agreement has a three-year initial term, with automatic one-year term renewals (unless either party gives timely written notice of non-renewal). Effective April 6, 2026,
Ben Lurie’s Post-IPO Employment Agreement was terminated following his voluntary resignation from his role as our
Chief Financial Officer, Secretary and Treasurer and in connection with his transition to a consulting role with us. See
“Lurie Consulting Transition” below for more information regarding Ben Lurie’s consulting role.
Pursuant to the Post-IPO Employment Agreements, each of our named executive officers is entitled to receive an annual base salary as set forth in the table below. In addition, each named executive officer is eligible to receive an annual cash bonus with a target amount as set forth in the table below, which annual cash bonuses may be earned based on the achievement of certain Company and/or individual performance goals, subject to the respective named executive officer’s continued employment through the bonus payment date. Additionally, each of our named executive officers is eligible to receive an annual long-term incentive award pursuant to our LTIP on such terms and conditions as the Compensation
Committee shall determine in its sole discretion.
2025 Annual Salary, Target Annual Incentive Bonuses and Target Long-Term Incentive Plan Awards
The following table sets forth the title, annual base salary, target annual bonus amount and target LTIP award amount for each named executive officer pursuant to the Post-IPO Employment Agreements for fiscal year 2025:

Individual	Title	Annual Base Salary ($)	Target Annual Incentive Bonus ($)	Target Long-Term Incentive Plan Award
Robert Ritchie	Chief Executive Officer	925,000	1,250,000	*
Jon Ritchie	President	750,000	500,000	*
David Clark	Chairman	750,000	500,000	*
Ben Lurie	Chief Financial Officer	450,000	400,000	*
*Target Long-Term Incentive Plan Award for each applicable year, beginning in 2026, is set based on the terms and conditions as our Compensation Committee determines in its sole discretion. Performance goals or criteria set by our
Compensation Committee may include revenue, gross premiums written, net premiums written, net income, adjusted net income, loss ratio, expense ratio, combined ratio, return on equity, adjusted return on equity, ceded premiums earned to gross premiums earned, ceded catastrophe excess of loss premiums ratio, loss and loss adjustment expense ratio, underlying loss and loss adjustment expense ratio, gross underlying loss and loss adjustment expense ratio, underwriting income, earnings per share and adjusted earnings per share.
Pursuant to their respective Post-IPO Employment Agreements, each of our named executive officers is eligible to receive an annual cash incentive bonus in an amount determined based on Company financial metrics and thresholds set by our
Compensation Committee. The 2025 performance period ran from January 1, 2025 to December 31, 2025, and our named executive officers were eligible to receive an annual cash incentive bonus in accordance with the following schedule (50%
based on adjusted return on equity and 50% based on the combined ratio).

Performance Metrics	Threshold	Target	Maximum	Actual Achievement
Adjusted return on equity(1)	4%	8%	12%	42.1%
Combined ratio(2)	98%	94%	90%	63.7%
(1)Return on equity is calculated as net income divided by the average beginning and ending shareholders’ equity during the applicable period and is annualized for periods of less than one year. All calculations of return on equity are based on GAAP, as determined and adjusted by the Compensation Committee. Adjusted return on equity is a non-GAAP financial measure defined as adjusted net income divided by the average of beginning and ending shareholders’ equity during the applicable period and is annualized for periods of less than one year.

Adjusted net income is a non-GAAP financial measure defined as net income excluding net realized gains or losses on investments, stock compensation expense, and certain non-recurring or non-cash expenses, including those incurred in connection with our IPO, net of tax.
(2)Combined ratio is calculated as the sum of (i) the ratio of losses and loss adjustment expenses to net premiums earned plus policy fees for the performance period (the loss ratio) and (ii) the ratio of policy acquisition expenses and general and administrative expenses to net premiums earned plus policy fees for the performance period (the expense ratio).
The payout percentages are interpolated for performance between threshold and target and for performance between target and maximum. Based on the performance metrics and thresholds set forth above, each named executive officer was eligible to receive a percentage of their target annual cash incentive bonus as set forth below. Based on the actual achievement of the Company’s financial performance metrics for the 2025 performance period as set forth above, the resulting annual cash incentive bonus payouts for participating named executive officers are set forth below. We paid these cash bonuses for the
2025 performance period in the first quarter of 2026.

Name	Threshold(1)	Target(1)	Maximum(1)	Actual Amount Paid	Amount Paid (% of Target)
Robert Ritchie	67.5%	135%	270%	$2,497,500	200%
Jon Ritchie	33.5%	67%	134%	$1,005,000	200%
Ben Lurie	33.5%	89%	178%	$801,000	200%
David Clark	33.5%	67%	134%	$1,005,000	200%
(1)Represents the percentage of the annual cash incentive bonus payable to each named executive officer based on the percentage of such named executive officer’s set annual base salary.
On February 27, 2026, the Compensation Committee approved the continued use of the same performance criteria and thresholds for our named executive officers from the 2025 performance period for purposes of determining the annual cash incentive bonus that may be earned by each named executive officer for service for the 2026 performance period.
On February 27, 2026, the Compensation Committee also approved the following equity awards for fiscal year 2026 pursuant to the LTIP for each named executive officer. The awards are subject to the same performance criteria and thresholds as the annual cash incentive bonus program for the 2025 performance period described above with the performance-based restricted stock units (“PSUs”) vesting, if at all, at the end of a three-year performance period with one-
third of the PSUs allocated to each performance year and measured based upon the Company’s performance during such performance year and the RSUs vesting, if at all, in equal installments on each of the first three anniversaries of the date of grant.

		PSUs
Name	RSUs	Threshold	Target	Maximum
Robert Ritchie	19,706	19,706	39,413	78,827
Jon Ritchie	11,814	11,814	23,629	47,258
Ben Lurie	3,166	3,166	6,332	12,665
David Clark	9,451	9,451	18,903	37,807
Other Benefits
Each of the named executive officers is eligible to participate in the group health plan, disability plan, group life plan, and any other benefit or welfare program or policy that is made generally available, from time to time, to other employees of the Company, on a basis consistent with such participation and subject to the terms of the applicable plan documents.
Severance Payments
Pursuant to the Post-IPO Employment Agreements, if the employment of the applicable named executive officer is terminated by us without “Cause” or by such executive for “Good Reason” (each, as defined in the applicable Post-IPO
Employment Agreement), the named executive officer will receive the following severance payments and benefits in addition to the Accrued Obligations (as defined in the applicable Post-IPO Employment Agreement): (i) an amount equal to two times the sum of (x) such executive’s base salary as of immediately prior to such termination of employment and (y)
such executive’s target annual bonus for the year of termination, payable in equal installments over the 24-month period following the termination date; (ii) a lump sum payment equal to 18 months of the cost of such executive’s and his eligible dependents’ COBRA premiums for the coverage in effect immediately prior to such termination of employment; and (iii)
the annual bonus paid to such executive for the calendar year immediately preceding the calendar year of such termination to the extent unpaid prior to such termination of employment and to be paid at the same time as if no such termination of employment had occurred (the “Prior Year Bonus”).
If such named executive officer’s employment terminates due to his death or disability, the executive (or his estate) will be eligible to receive (i) the Accrued Obligations, (ii) the Prior Year Bonus, and (iii) accelerated vesting (and for RSUs and similar awards, accelerated settlement) of all equity and equity-based awards (provided that any performance-based award shall be settled assuming the target level of performance was achieved, unless prior to such termination, a higher level of performance was certified by the Compensation Committee, in which case settlement shall occur at such higher level of achievement).
The severance payments and benefits described above (other than the Accrued Obligations) are subject to the executive’s timely execution and non-revocation of a release of claims in our favor and continued compliance with customary confidentiality, non-competition and non-solicitation requirements. Each of our named executive officers is subject to customary confidential information and proprietary information restrictions that apply indefinitely, as well as a non-
competition covenant, an employee non-solicitation covenant and a customer non-solicitation covenant, each of which applies during the executive’s employment with us and for two years following the executive’s termination of employment;
provided, that Ben Lurie and David Clark shall each be permitted to continue to provide consulting services to Sowell &
Co. at the same levels and in the same manner as each has provided such services prior to the effective date of each of their respective Post-IPO Employment Agreements.
Lurie Consulting Transition
Effective April 6, 2026 (the “Transition Date”), Ben Lurie voluntarily resigned from all officer, director and manager positions with the Company and its subsidiaries, as applicable, with the exception of maintaining his titles and positions as a member of the board of directors of AIIC and as a co-chair of the investment committee of the board of directors of AIIC in order to transition to a consulting role with us and return to his role as chief financial officer of Sowell & Co. In connection with Ben Lurie’s transition to a consulting role, the Company and Ben Lurie entered into a General Release and
Consulting Agreement, effective April 6, 2026 (the “Lurie Consulting Agreement”), with the consulting period commencing on the Transition Date. Pursuant to the Lurie Consulting Agreement, from the Transition Date to April 6,
2027, or its earlier termination (the “Consulting Period”), Ben Lurie will provide certain consulting services to the
Company. In exchange for providing such consulting services, Ben Lurie will receive an annual consulting fee of
$300,000, to be paid to Ben Lurie in equal monthly installments of $25,000 in arrears during the Consulting Period.
Pursuant to the Lurie Consulting Agreement, Ben Lurie also receives a one-time IPO success bonus of $800,000 in cash, payable in a single lump sum through the Company’s regular payroll process; provided, that Ben Lurie timely executes and does not revoke a general release of claims in favor of the Company.
Pursuant to the Lurie Consulting Agreement, all of Ben Lurie’s 6,682 unvested RSUs (the “Lurie RSUs”) and 12,665 unvested PSUs (the “Lurie PSUs”) will remain outstanding and eligible to vest through the end of the Consulting Period, and at the end of the Consulting Period, all of such (i) unvested Lurie RSUs that remain outstanding will accelerate and vest in full and (ii) unvested Lurie PSUs will remain outstanding and eligible to vest at the end of the applicable performance period set forth in the applicable award agreement, in each case subject to the terms and conditions of the applicable award agreement.
Pre-IPO Employment Agreements
Prior to entering into a new employment agreement with Robert Ritchie following our IPO, we were party to an employment agreement with Robert Ritchie that was originally entered into on June 23, 2006. Pursuant to the employment agreement, Robert Ritchie was entitled to receive a base salary of no less than $275,000 annually, which the Board reviewed annually, and increased to a total of $750,000 for 2024, and paid vacation and was eligible to participate in our standard benefit plans. Robert Ritchie was also eligible to receive an annual bonus upon the achievement of certain financial goals set by the Board prior to the beginning of each bonus period. The employment agreement also included a confidentiality provision, a non-competition provision that applied during employment and for five years thereafter, and an employee and customer non-solicitation provision that applied during employment and for five years thereafter.

If Robert Ritchie was terminated without cause or resigned for good reason (each, as defined in the employment agreement), Robert Ritchie was eligible to receive his salary and benefits (as defined in the employment agreement)
through 12 months from the date of his termination, provided that he did not accept another position during the term during which severance payments are being made.
Prior to entering into a new employment agreement with Jon Ritchie following our IPO, we were party to an employment agreement with Jon Ritchie, which was originally entered into on May 31, 2019. Pursuant to the employment agreement,
Jon Ritchie was originally entitled to receive a base salary of $325,000 annually, which was increased to $600,000 for
2024, was entitled to paid vacation and was eligible to participate in our standard benefit plans. Jon Ritchie was also eligible to receive an annual bonus, payable at the discretion of the Chief Executive Officer and/or Board and only if the
Company met financial targets set by the Board and Jon Ritchie met performance goals established by the Chief Executive
Officer. The employment agreement included a confidentiality provision, a non-competition provision that applied during employment and for 12 months thereafter, and an employee and customer non-solicitation provision that applied during employment and for two years thereafter.
If Jon Ritchie was terminated without cause (as defined in the employment agreement), Jon Ritchie was eligible to receive an amount equal to 12 months of his annual salary at the rate in effect at the time the notice of termination was given.
In connection with the completion of our IPO, the pre-IPO employment agreements previously entered into with each of
Robert Ritchie and Jon Ritchie were terminated and superseded in their entirety by the Post-IPO employment agreements described above, which govern the current terms of their employment with the Company.
2024 Discretionary Cash Bonuses
Certain of our executives, including the named executive officers, received discretionary cash bonuses approved by the
Board for performance during fiscal year 2024. Historically, the Company paid annual discretionary distribution bonuses to qualifying executives from a pool of company profits earned as of December 31 of each year. In 2024, the Company paid discretionary cash bonuses of $1,125,000, $642,500 (not including amounts under the PPP (as defined below)) and
$843,750 to Robert Ritchie, Jon Ritchie and David Clark, respectively. There were no related discretionary bonuses approved by the Board in 2025.
Profit Participation Plan
Jon Ritchie’s pre-IPO employment agreement contained provisions providing for discretionary cash bonus payments under a Profit Participation Plan (the “PPP”). Under the PPP, the Company made payments to the qualifying executive within 45 days of any of the following circumstances: (i) the Company made a cash distribution to the unitholders and if the GAAP book value of the Company remained in excess of the hurdle value (the “Hurdle Value”) after such distribution took place, which such Hurdle Value was initially set at approximately $24.2 million subject to certain adjustments made over time; or
(ii) if the Company was sold or engaged in a change of control event, as defined in the pre-IPO employment agreement of the qualifying executive. Under each individual PPP, the qualifying executive was entitled to PPP payments only so long as the relevant subsidiary employed such executive. Jon Ritchie received a discretionary cash bonus under the PPP of
$125,000 in 2024. The PPP was terminated in connection with our IPO in May 2025.
Other Elements of Compensation
Retirement Benefits
We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986, as amended (the “Code”) allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the
401(k) plan. Currently, we make safe harbor matching contributions in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made.
We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan and making fully vested matching contributions adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Health and Welfare Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits (including telemedicine and a high-deductible health plan with a health savings account); health and dependent care flexible spending accounts; short-term and long-term disability insurance;
critical illness and accident insurance; and life and AD&D insurance.
We believe that the perquisites described in the Summary Compensation Table above are necessary and appropriate to fairly compensate and incentivize our named executive officers.
No Tax Gross-ups
We did not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by us during fiscal year 2024 or 2025.
Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the total outstanding equity awards held by each named executive officer as of
December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert Ritchie	22,266	$463,801	—	—
Jon Ritchie	11,719	$244,107	—	—
Ben Lurie	3,516	$73,238	—	—
David Clark	9,375	$195,281	—	—
(1)Reflects RSUs granted to each of the named executive officers on December 4, 2025. The RSUs vest in three equal annual installments on each of May 7, 2026, 2027 and 2028, subject to such individual’s continued
employment through the applicable vesting date. See “Lurie Consulting Transition” above for more information regarding the potential vesting terms of Ben Lurie’s RSUs.
(2)Market value was determined using the closing price of our common stock reported on the NYSE on December
31, 2025, which was $20.83 per share.
Potential Payments in Connection with a Change in Control or Separation
The agreements governing awards of restricted stock, RSUs or PSUs (the “Awards”), granted under the LTIP provide that, upon a change in control of the Company, all Awards become fully vested (with PSUs vesting at the target level). Under the LTIP, a “Change in Control” is defined as a transaction (or transactions) that constitutes a change of ownership or control under Section 409A of the Code.
In addition, if the recipient’s employment with or services to the Company terminates by reason of the recipient’s death, total and permanent disability or without cause, all unvested Awards become fully vested (with PSUs vesting at the target level). Further, if the recipient’s employment with the Company terminates for “Good Reason” (as defined in the applicable Post-IPO Employment Agreement) and the recipient is party to an employment agreement with the Company or its subsidiaries, then all unvested Awards become fully vested (with PSUs vesting at the target level). See “Narrative
Disclosure to Summary Compensation Table — Post-IPO Employment Agreements” for the material terms of the Post-IPO
Employment Agreements that provide for payments to each named executive officer in connection with a resignation,

retirement or other termination of such named executive officer or Change in Control of the Company or a change in the named executive officer’s responsibilities following a Change in Control.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 about compensation plans under which shares of our common stock may be issued to employees, executive officers or members of our Board upon the exercise of options, warrants or rights under all of our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	46,876⁽¹⁾	—	2,121,838⁽²⁾
Equity compensation plans not approved by security holders	—	—	—
Total	46,876⁽¹⁾	—	2,121,838⁽²⁾
(1)Represents shares of common stock issuable under the LTIP upon vesting and settlement of RSUs outstanding as of December 31, 2025.
(2)Represents shares of common stock that were available for future issuance under the LTIP as of December 31,
2025.
(3)None of the outstanding awards granted under the LTIP have an exercise price.
The LTIP was approved by our Board and adopted by the Company simultaneously with our IPO on May 7, 2025. The purpose of the LTIP is to provide an incentive for employees, directors and certain consultants and advisors of the
Company or its subsidiaries to remain in the service of the Company or its subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Company so that they will apply their best efforts for the benefit of the Company, and to aid the Company in attracting able persons to enter the service of the Company and its subsidiaries. The LTIP provides for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock units, performance awards, restricted stock awards and other cash and equity-based awards. The LTIP is administered by the Compensation Committee.

PROPOSAL 2: THE RATIFICATION OF THE APPOINTMENT OF FORVIS MAZARS, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board is asking stockholders to ratify the appointment of Forvis Mazars, LLP (“Forvis”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If our stockholders do not ratify the appointment of
Forvis at the Annual Meeting, the Board may consider other accounting firms for the fiscal year ending December 31,
2026. The Board will be under no obligation, however, to appoint a new independent registered public accounting firm. We expect that representatives of Forvis will virtually attend the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions after the Annual Meeting.
Forvis has served as the Company’s independent registered public accounting firm since November 18, 2024.
On December 12, 2023, we engaged Deloitte & Touche LLP as our independent registered public accounting firm to audit our consolidated financial statements for the years ended December 31, 2023 and 2022. Prior to Deloitte & Touche LLP’s
engagement, our consolidated financial statements for the year ended December 31, 2022 had been audited by Thomas
Howell Ferguson P.A. As a result of our engagement of Deloitte & Touche LLP, we dismissed Thomas Howell Ferguson
P.A. as our independent auditor. The decision to change from Thomas Howell Ferguson P.A. to Deloitte & Touche LLP was approved by the Board.
There were no disagreements with Thomas Howell Ferguson P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of
Thomas Howell Ferguson P.A., would have caused them to make reference thereto in its report on our financial statements for the year ended December 31, 2022. The report of Thomas Howell Ferguson P.A. on our financial statements for the year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal year ended December 31, 2022 and subsequent interim period preceding Thomas Howell Ferguson P.A.’s dismissal, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.
On February 9, 2024, we discharged Deloitte & Touche LLP prior to the issuance of any reports and prior to the completion of the audits. On February 9, 2024, we engaged Thomas Howell Ferguson P.A. as our independent auditor for the year ended December 31, 2023. The decision to change from Deloitte & Touche LLP to Thomas Howell Ferguson P.A.
was approved by the Board.
While the audits were not completed, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in its reports on our financial statements had such reports been issued. During the fiscal year ended December 31, 2023 and subsequent interim period preceding Deloitte & Touche LLP’s dismissal, there were no reportable events, as defined in Item
304(a)(1)(v) of Regulation S-K.
While the audits were not completed, during the fiscal years ended December 31, 2023 and 2022 preceding Deloitte &
Touche LLP’s dismissal, neither we, nor anyone acting on our behalf, consulted with Deloitte & Touche LLP on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our consolidated financial statements or any of the matters described in Item
304(a)(2)(i) or (ii) of Regulation S-K.
We provided Deloitte & Touche LLP with a copy of the foregoing disclosure and requested that Deloitte & Touche LLP provide a letter addressed to the SEC stating whether it agrees with the above facts and, if not, stating the respects in which it does not agree. A copy of Deloitte & Touche LLP’s letter, dated April 29, 2025, provided in response to that request, was previously filed with the SEC as Exhibit 16.1 to the Company’s Registration Statement on Form S-1/A on April 29, 2025.
On November 18, 2024, we engaged Forvis as our independent registered public accounting firm to audit our consolidated financial statements for the years ended December 31, 2024 and 2023. Prior to the engagement of Forvis, our consolidated financial statements for the year ended December 31, 2023 had been audited by Thomas Howell Ferguson P.A. As a result of our engagement of Forvis, we dismissed Thomas Howell Ferguson P.A. as our independent auditor. The decision to change from Thomas Howell Ferguson P.A. to Forvis was approved by the Board.
There were no disagreements with Thomas Howell Ferguson P.A. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of

Thomas Howell Ferguson P.A., would have caused them to make reference thereto in its report on our financial statements for the year ended December 31, 2023. The report of Thomas Howell Ferguson P.A. on our financial statements for the year ended December 31, 2023 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal year ended December 31, 2023 and subsequent interim period preceding Thomas Howell Ferguson P.A.’s dismissal, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.
Neither we, nor anyone acting on our behalf, consulted with Thomas Howell Ferguson P.A. on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our consolidated financial statements or any of the matters described in Item 304(a)(2)(i) or (ii) of
Regulation S-K.
We have provided Thomas Howell Ferguson P.A. with a copy of the foregoing disclosure and requested that Thomas
Howell Ferguson P.A. provide a letter addressed to the SEC stating whether it agrees with the above facts and, if not, stating the respects in which it does not agree. A copy of Thomas Howell Ferguson P.A.’s letter, dated April 29, 2025, provided in response to that request, was previously filed with the SEC as Exhibit 16.2 to the Company’s Registration
Statement on Form S-1/A on April 29, 2025.
During the fiscal year ended December 31, 2023 and fiscal year ended December 31, 2024, neither we, nor anyone acting on our behalf, consulted with Forvis on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our consolidated financial statements or any of the matters described in Item 304(a)(2)(i) or (ii) of Regulation S-K.
Vote Required
The ratification of the Auditor Ratification Proposal requires the affirmative vote of the majority of the shares of capital stock of the Company present in person or by means of remote communication or represented by proxy at the Annual
Meeting and entitled to vote on the Auditor Ratification Proposal, voting as a single class, at the Annual Meeting, assuming a quorum is present.

The Board recommends that you vote “FOR” the ratification of the selection of Forvis to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE
Our Audit Committee reviewed the Company’s audited financial statements for the year ended December 31, 2025. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2025, which includes the consolidated balance sheets of the Company as of December 31, 2025 and
December 31, 2024, and the related consolidated statements of operations, consolidated statements of shareholders’ equity and consolidated statements of cash flows for each of the years in the two-year period ended December 31, 2025, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.
Reviews and Discussions with Management
The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.
Review and Discussions with Independent Registered Public Accounting Firm
The Audit Committee has discussed with its independent auditor the matters required to be discussed by Auditing Standard
No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board
(“PCAOB”).
The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit
Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.
Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE

Steven B. Mathis (Chairman)

Ernest N. Csiszar

Steven Smathers

PRINCIPAL ACCOUNTANT FEES AND SERVICES
As discussed above, Forvis has served as the Company’s independent registered public accounting firm since November
18, 2024. Previously, Deloitte & Touche LLP served as the Company’s independent registered public accounting firm from
December 12, 2023 to February 9, 2024, and Thomas Howell Ferguson P.A. served as the Company’s independent registered public accounting firm from February 9, 2024 to November 18, 2024.
Fees Paid to Independent Registered Public Accounting Firm
The following is a summary of the fees billed to us by Forvis for audit services for the fiscal years ended December 31,
2025 and 2024, as well as for audit-related, tax and other services rendered during the applicable periods.

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$1,568,880	$1,339,606
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees	$1,568,880	$1,339,606
(1)Audit fees consisted of fees billed for professional services rendered for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements, including consultations concerning financial reporting in connection with issuances of auditor consents and comfort letters with respect to registration statements filed with the SEC and related securities offerings.
(2)Forvis did not provide any assurance or related services during the relevant periods that are not otherwise disclosed as audit fees.
(3)Forvis does not provide any tax services to the Company. Thomas Howell Ferguson P.A. provides tax services to the
Company and bills the Company for professional services rendered for tax compliance (including the preparation, review and filing of tax returns), tax advice and tax planning. These services included assistance regarding federal, state and local tax compliance.
(4)There were no fees for “other services” during 2025 or 2024.
Pre-Approval Policies and Procedures
The Audit Committee approved all services performed by Forvis, Deloitte & Touche LLP and Thomas Howell Ferguson
P.A. during the fiscal years ended December 31, 2025 and 2024, as applicable, and determined that all such services provided were compatible with maintaining the independence of Forvis, Deloitte & Touche LLP and Thomas Howell
Ferguson P.A. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services or non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. These services may include audit services, audit-related services, tax services and other services.
The independent registered public accounting firm and management are required to periodically report to the Audit
Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

PROPOSAL 3: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the
Company’s executive compensation.
If our stockholders approve “3 YEARS” with respect to the Say-on-Frequency Proposal (as recommended by our Board), the next advisory vote to approve executive compensation will be presented at our annual meeting of stockholders held in
2029.
Because this is an advisory vote, this proposal is not binding upon the Company, our Board or our Compensation
Committee, however, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy
Statement, we will consider our stockholders’ concerns and the Board will evaluate whether any actions are necessary to address these concerns.
As described in detail under the heading “Executive Compensation,” we believe that the most effective compensation program is one that is designed to reward our executives for the achievement of our short-term and long-term strategic goals. When establishing total compensation for our named executive officers, our Board has the following objectives:
•align our executives’ interests with those of our stockholders; and
•provide our executives with reasonable and competitive compensation.
We are asking our stockholders to indicate their support for our named executive officer compensation program as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote
“FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including Executive Compensation, the compensation tables and the accompanying narrative discussion, is hereby APPROVED.”
Vote Required
The approval of the Say-on-Pay Proposal requires the affirmative vote of the majority of the shares of capital stock of the
Company present in person or by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote on the Say-on-Pay Proposal, voting as a single class, at the Annual Meeting, assuming a quorum is present.

The Board recommends that you vote “FOR” the advisory vote to approve executive compensation.

PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON
EXECUTIVE COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to recommend, on an advisory basis, whether the advisory stockholder vote on the compensation of our named executive officers should occur every one, two, or three years. While this vote is a non-binding advisory vote, we value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.
After careful consideration, the Board believes that submitting the advisory vote to approve executive compensation every three years is appropriate for us and our stockholders at this time. The Board believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years. It is anticipated that the next advisory vote to determine the frequency of future advisory votes on executive compensation will be presented at our annual meeting of stockholders in 2032.
The Company recognizes that the stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.
This vote is advisory and not binding on the Company or our Board in any way. The Board will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.
Vote Required
With respect to the Say-on-Frequency Proposal, the alternative among “ONE YEAR”, “TWO YEARS” or “THREE
YEARS” that receives the affirmative vote of the majority of the shares of capital stock of the Company present in person or by means of remote communication or represented by proxy at the Annual Meeting and entitled to vote on the Say-on-
Frequency Proposal, voting as a single class, at the Annual Meeting, assuming a quorum is present, will be deemed to be the frequency preferred by our stockholders.

The Board recommends that you vote for the option to hold future advisory votes on executive compensation every “3 YEARS”.

OTHER BUSINESS
The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received no later than December 18, 2026. However, pursuant to such rule, if the 2027 annual meeting is held on a date that is before May 12, 2027 or after July 11, 2027, then a stockholder proposal submitted for inclusion in our proxy statement for the 2027 annual meeting must be received by us a reasonable time before we begin to print and mail our proxy statement for the 2027 annual meeting.
Stockholders wishing to submit proposals to be presented directly at our next annual meeting of stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in our Bylaws and applicable law concerning stockholder proposals. To be timely in connection with our next annual meeting, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices between February 11, 2027 and March 13, 2027; provided, however, if and only if the 2027 annual meeting is not scheduled to be held between May 12, 2027 and August 20, 2027 such stockholder’s notice must be received by the
Company at its principal executive offices not earlier than 120 days prior to the date of the 2027 annual meeting and not later than the later of (A) the tenth day following the date of the public announcement of the date of the 2027 annual meeting or (B) the date which is 90 days prior to the date of the 2027 annual meeting.
Stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to the Secretary of the Company that sets forth the information required by Rule 14a-19 of the Exchange Act in accordance with, and within the time period prescribed in, the advance notice provisions of our Bylaws.
A copy of the Company’s 2025 Annual Report on Form 10-K (and any exhibits thereto) is available without charge upon written request to American Integrity Insurance Group, Inc., Attention: Secretary, 3000 Bayport Drive, Suite 500, Tampa,
Florida 33607.

AMERICAN INTEGRITY
INSURANCE GROUP

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

American Integrity Insurance Group, Inc.

Annual Meeting of Stockholders

For stockholders of record as of April 13, 2026

Thursday, June 11, 2026 10:00 AM, Eastern Time

Internet:

www.proxypush.com/AII

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:

1-866-966-4788

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 10:00 AM, Eastern Time, June 11, 2026.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Robert Ritchie and David Clark (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of American Integrity Insurance Group, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

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American Integrity Insurance Group, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR THE DIRECTOR NOMINEE LISTED IN PROPOSAL 1, **FOR** PROPOSALS 2 AND 3 AND **THREE YEARS** WITH RESPECT TO PROPOSAL 4.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1.	To elect one Class I director to serve until the Company's 2029 annual meeting of stockholders and until such director's successor shall have been duly elected and qualified or until such director's earlier death, resignation or removal;	FOR	AGAINST	ABSTAIN		
	1.01 Steven Smathers	☐	☐	☐		FOR
		FOR	AGAINST	ABSTAIN		
2.	To ratify the appointment of Forvis Mazars, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026;	☐	☐	☐		FOR
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers; and	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	To approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐	3 YEARS

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